CERTIFICATION PURSUANT TO SECTION
1350 OF CHAPTER 63 OF TITLE 18
OF THE UNITED STATES CODE AS
ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the filing of the Quarterly Report on Form 10-Q of TriQuint Semiconductor, Inc. (“TriQuint”) for the quarterly period ended March 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (“the Report”), each of the undersigned officers of TriQuint, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of TriQuint.
The undersigned have executed this Certification effective as of May 1, 2013.

/s/ RALPH G. QUINSEY
Ralph G. Quinsey
President and Chief Executive Officer (Principal Executive Officer)

/s/ STEVE BUHALY
Steve Buhaly
Vice President of Finance, Secretary and Chief Financial Officer (Principal Financial and Accounting Officer)